SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 28, 2005


                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

 Delaware                              1-16157                 52-2208601
------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)         Identification No.)


P.O. Box 17296, Stamford CT                                           06907
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


      Registrant's telephone number, including area code: (203) 329-8412

------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

Item 8.01. Other Events.

         As previously reported, on August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"), a wholly owned subsidiary of the Company. As previously reported, on February 28, 2003, the Bankruptcy Court previously confirmed the Plan, and the Plan has been effective as of March 11, 2003, with respect to The New Power Company, a wholly owned subsidiary of the Company. The Plan became effective on October 9, 2003 with respect to the Company and TNPC.

         The Company filed its monthly operating report for the period of February 28, 2005-March 31, 2005 (the "March Monthly Operating Report") with the Bankruptcy Court on April 28, 2005. A copy of the March Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

         THE MARCH MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Company cautions readers not to place undue reliance upon the information contained in the March Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the March Monthly Operating Report is complete. The March Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the March Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Cautionary Statement

         This disclosure contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibit No. Description.

         99.1 Monthly Operating Report for the period February 28, 2005-March 31, 2005.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 28, 2005


                               NEWPOWER HOLDINGS, INC.


                                    By:      /s/ M. Patricia Foster
                                             ---------------------------------
                                    Name:    M. Patricia Foster
                                    Title:   President & Chief Executive
                                             Officer

                                 EXHIBIT INDEX

                  The following exhibit is filed herewith:


Exhibit No.                              Description
-----------                              -----------

99.1     Monthly Operating Report for the period February 28,
         2005-March 31, 2005.